ASSETMARK FUNDS

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 11, 2001

Fees and Expenses of the Funds

The Expense Waiver and Reimbursement Agreement described in footnote 2 to the Fee Table on page 14, and the second paragraph of page 16, of the prospectus shall continue in effect until October 31, 2003.

Management of the Funds

The following updates the disclosure in the third paragraph under "Management of the Funds" at page 16, which describes an application for exemptive relief which had been pending with the U.S. Securities and Exchange Commission:

On May 6, 2002, the U.S. Securities and Exchange Commission ("SEC") issued an exemptive order (the "Order") that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change. The Order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.

Also, on page 16 of the prospectus, all references to BARRA RogersCasey ("BRC") are deleted and replaced with references to CRA RogersCasey, Inc. ("CRA").

Change in Sub-Advisor -- AssetMark Large Cap Growth Fund

Effective May 16, 2002, the Board of Trustees appointed Atlanta Capital Management Company, LLC ("Atlanta"), to replace Provident Investment Counsel, Inc. ("Provident"), as a sub-advisor to the AssetMark Large Cap Growth Fund ("Large Cap Growth Fund"). Provident had served as sub-advisor to the Large Cap Growth Fund since the Fund's inception. All references in the prospectus to Provident are deleted. The appointment of Atlanta does not require shareholder approval under the terms of the Order.

Atlanta is located at 1349 West Peachtree Street, Atlanta, Georgia and is one of two sub-advisors to the Large Cap Growth Fund. Atlanta Capital Management is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $7 billion in assets under management. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth. Atlanta manages its allocated portion of the Large Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

     Daniel W. Boone, III, CFA, is a Managing Partner of the firm and member of the Executive Committee. Mr. Boone's primary responsibilities are in equity portfolio management, oversight of client service activities and as co-head of the equity management team. Mr. Boone joined Atlanta in 1976. Prior to joining Atlanta he was with the international firm of Lazard Freres in New York. His responsibilities included portfolio management of institutional funds and securities research. Prior to that he was an analyst with the Wellington Management Company in Philadelphia for the Windsor and Gemini mutual funds. Mr. Boone is a former U.S. Army officer. He is a graduate of Davidson College and holds an MBA degree from the Wharton School of the University of Pennsylvania where he graduated with distinction. Mr. Boone is a member of the Board of Governors of the Investment Counsel Association of America (ICAA), a past president of the Atlanta Society of Financial Analysts and is a Chartered Investment Counselor.

     William R. Hackney, III, CFA, is a Managing Partner of the firm and member of the Executive Committee. His responsibilities include equity portfolio management, co-head of the equity management team and oversight of operations and support. Mr. Hackney joined Atlanta in 1995. Prior to joining Atlanta, he was Senior Vice President and Chief Investment Officer of First Union Corporation's Capital Management Group in Charlotte, North Carolina. In this capacity he supervised the investment management of over $20 billion in institutional and individual assets. Mr. Hackney is a graduate of The University of North Carolina at Chapel Hill and holds an MBA degree from The Citadel in Charleston, South Carolina. He served as a U.S. Marine Corps officer during the Vietnam era and retired with the rank of Colonel in the U.S. Marine Corps Reserve.

     Marilyn Robinson Irvin, CFA, is a Senior Vice President and Principal of the firm. Mrs. Irvin serves as a portfolio manager for the firm's equity products and as an analyst with responsibilities in communication services. Mrs. Irvin joined Atlanta in 1989. Prior to joining the firm, she was a Treasury Analyst and Fixed Income Trader for Consolidated Health Care in Richmond, Virginia. Mrs. Irvin holds a Bachelor of Business Administration degree and a Master of Science degree in finance from Georgia State University. She is actively involved with the Association of Investment Management and Research. She is also a Certified Cash Manager.

Service Providers

The name of the Trust's custodian bank and transfer agent, fund administrator and fund accountant have changed. All references in the prospectus to Firstar Bank, N.A. are deleted and replaced with references to U.S. Bank, N.A. All references to Firstar Mutual Fund Services, LLC in the prospectus are deleted and replaced with references to U.S. Bancorp Fund Services, LLC.


                  The date of this Supplement is May 10, 2002.
               Please retain this Supplement for future reference.



                                 ASSETMARK FUNDS

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 11, 2001


Investment Advisor and Sub-Advisors

The following paragraph replaces the fourth full paragraph on Page B-34.

The Advisor pays the sub-advisors a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by each sub-advisor. Based upon the aggregate fees paid to the sub-advisors of each Fund as of March 31, 2002, the Advisor estimates that for the current fiscal year the aggregate annual fees it will pay to the sub-advisors for each Fund, as a percentage of such Fund's average daily net assets, will be as follows:

                                           Aggregate Sub-advisory Fee
                   Fund          (as a percentage of average daily net assets):
                   ----          ---------------------------------------------

Large Cap Growth Fund                                 .47%
Large Cap Value Fund                                  .45%
Small/Mid Cap Growth Fund                             .48%
Small/Mid Cap Value Fund                              .55%
International Equity Fund                             .48%
Real Estate Securities Fund                           .40%
Tax-Exempt Fixed Income Fund                          .35%

All  references  to BARRA  RogersCasey  ("BRC") on page B-34 of the Statement of
Additional   Information  are  deleted  and  replaced  with  references  to  CRA
RogersCasey, Inc. ("CRA").

The Sub-Advisors -- AssetMark Large Cap Growth Fund

Effective May 16, 2002, the Board of Trustees appointed Atlanta Capital Management Company, LLC ("Atlanta"), to replace Provident Investment Counsel, Inc. ("Provident"), as a sub-advisor to the AssetMark Large Cap Growth Fund ("Large Cap Growth Fund"). Provident had served as sub-advisor to the Large Cap Growth Fund since the Fund's inception. All references in the Statement of Additional Information to Provident are deleted.

Atlanta is an independent subsidiary of Eaton Vance Acquisitions, which is a wholly-owned subsidiary of Eaton Vance Corp. Atlanta Capital Management is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $7 billion in assets under management. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth. Atlanta is registered as an investment adviser with the SEC.

The following sentence updates the disclosure in the third full paragraph on page B-35 of the Statement of Additional Information regarding TCW Investment Management Company, Inc. ("TCW"). TCW is an indirect subsidiary of Societe Generale S.A.

Service Providers

The name of the Trust's custodian bank and transfer agent, fund administrator and fund accountant have changed. All references in the Statement of Additional Information to Firstar Bank, N.A. are deleted and replaced with references to U.S. Bank, N.A. All references to Firstar Mutual Fund Services, LLC in the Statement of Additional Information are deleted and replaced with references to U.S. Bancorp Fund Services, LLC.

                  The date of this Supplement is May 10, 2002.
              Please retain this Supplement for future reference.